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                              SINKLER & BOYD, P.A.
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                                ATTORNEYS AT LAW
                               THE PALMETTO CENTER
                          1426 MAIN STREET, SUITE 1200
                      COLUMBIA, SOUTH CAROLINA 29201-2834
                            TELEPHONE (803) 779-3080
                               FAX (803) 765-1243
                               www.sinklerboyd.com


          CHARLESTON OFFICE:                        GREENVILLE OFFICE:
         160 EAST BAY STREET                  15 SOUTH MAIN STREET, SUITE 500
         POST OFFICE BOX 340                        POST OFFICE BOX 275
CHARLESTON, SOUTH CAROLINA 29402-0340      GREENVILLE, SOUTH CAROLINA 29602-0275
       TELEPHONE (843) 722-3366                  TELEPHONE (864) 467-1100
          FAX (843) 722-2266                        FAX (864) 467-1521


                                    REPLY TO:
                                 COLUMBIA OFFICE
                              POST OFFICE BOX 11889
                             COLUMBIA, SC 29211-1889



                                January 19, 2000



Seligman Municipal Fund Series, Inc.
100 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

     With respect to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of Seligman Municipal Fund Series, Inc., we have reviewed the material relative to South Carolina Taxes in the Registration Statement. Subject to such review, our opinion as delivered to you and as filed with the Securities and Exchange Commission remains unchanged.

     We consent to the filing of this consent as an exhibit to the Registration Statement and to the reference to us under the heading "South Carolina Taxes." In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.


                                            Very truly yours,



                                            /s/Sinkler & Boyd, P.A.
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                                            Sinkler & Boyd, P.A.